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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fox/Liberty Networks, LLC:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Historical and Pro Forma Consolidated Financial Data" in the prospectus.


                                                /s/ KPMG Peat Marwick LLP
                                          _____________________________________
                                                  KPMG Peat Marwick LLP

Dallas, Texas

December 18, 1997